Exhibit 99.1 Spirit Airlines Highlights Must-See CNBC Interview of President and CEO Ted Christie with Jim Cramer Regarding Frontier Merger “[JetBlue’s] deal doesn’t go through and people who have [Spirit] stock get crushed!” – Jim Cramer Spirit Urges Stockholders to Vote FOR the Merger Agreement with Frontier on the WHITE Proxy Card To Get the Facts and Learn How to Place Your Vote, Visit www.votespiritfrontier.com MIRAMAR, Fla., June 29, 2022 – Spirit Airlines, Inc. ("Spirit" or the "Company") (NYSE: SAVE) President and CEO, Ted Christie, appeared on CNBC’s “Mad Money” with Jim Cramer on Tuesday, June 28, to discuss the compelling benefits of Spirit’s merger agreement with Frontier Group Holdings, Inc. (“Frontier”) (NASDAQ: ULCC), parent company of Frontier Airlines, Inc. View the full video on www.votespiritfrontier.com or on CNBC.com. Jim Cramer commented: • “Did anyone read the Assistant Attorney General Jonathan Kanter’s speech to the antitrust division, remarks to the State Bar Association on the 24th of January? Well, he basically said that JetBlue will not be able to buy Spirit. […] If you read this speech it is very clear that you win.” • “What JetBlue wants to do [Jonathan Kanter] will kill, which means to me that both the lawyers and the advisors are simply oblivious to what this man wants.” • “This is an illusory deal. To me when I read this, its three years of litigation and then JetBlue loses and then I am trying to figure out what your airline is worth after three years of litigation.” • “Now look, I am not a lawyer – I have counsel but didn’t speak to them about this – but I just know enough. I mean I wasn’t born yesterday. [JetBlue’s] deal doesn’t go through and people who have [Spirit] stock get crushed! That is what has to happen, that is the way it works [...] I see what’s happening here and I didn’t go to college to get stupid.” • “[Jonathan Kanter] gave a speech very clearly stating that he will not authorize any deal like JetBlue wants, and then go ahead with it is either naïve or greedy, but I don’t like either.” Ted Christie’s remarks included: • “On a pro forma basis we think [the Frontier merger] could deliver north of $50 in value to our shareholders, which is well above where we are today and well above where JetBlue was thinking about us. Our Board was focused on that and wanted to make sure they were delivering the upside to our shareholders.” • “We have a very accretive Frontier transaction in front of us that we know delivers a lot of value, has a very positive regulatory story attached to it, and one that's going to be great for our Team Members as well. […] We made sure we had a level playing field, we listened to all the proposals, and we've landed on viewing the Frontier proposal as superior for all those reasons.” SPIRIT STOCKHOLDERS – VOTE TODAY In addition, today Spirit released a new video of Mr. Christie urging Spirit stockholders to vote FOR the merger agreement with Frontier on the WHITE proxy card. The video is available on www.votespiritfrontier.com. Leading independent proxy advisory firms Institutional Shareholder Services and Glass, Lewis & Co. also recommend a vote FOR the Frontier merger agreement due to the compelling value creation of our combination. As a reminder, a vote against Frontier is not a vote for JetBlue, nor will it necessarily lead to a transaction with JetBlue. It is simply a vote against entering into a highly accretive transaction with Frontier that is less challenging to complete from a regulatory perspective. Spirit has scheduled the Special Meeting of Stockholders (the “Special Meeting”) to approve the proposed merger with Frontier for Thursday, June 30, 2022 at 9:00 a.m., Eastern Time. All stockholders of record as of the close of business on May 6, 2022 are entitled to vote at the Special Meeting. If you have previously voted against the Frontier transaction, VOTE FOR THE Merger Today. If you have previously voted on JetBlue’s BLUE proxy card, VOTE AGAIN TODAY on the WHITE proxy card; there is no assurance that any votes on the BLUE proxy card will be delivered by JetBlue at the Company’s stockholder meeting on Thursday. For more information on how to vote for the merger, please call the Company’s proxy solicitor, Okapi Partners, on their toll-free number 855-208-8903 or email info@okapipartners.com. About Spirit Airlines Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean and are dedicated to giving back and improving those communities. Come save with us at spirit.com. Additional Information About the JetBlue Tender Offer Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit's Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that

JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Contacts Investor inquiries: DeAnne Gabel (954) 447-7920 investorrelations@spirit.com or Okapi Partners LLC Bruce Goldfarb/Jason Alexander (212) 297-0720 info@okapipartners.com Media inquiries: Erik Hofmeyer Media_Relations@spirit.com or FGS Global Andrew Cole / Robin Weinberg / Columbia Clancy / Emily Claffey (212) 687-8080 Spirit-SVC@sardverb.com